Washington, D.C.  20549
                            Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

     Pre-Effective Amendment No.  _____                      [ ]

     Post-Effective Amendment No. 14     File No. 33-17762   [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                  [X]

     Amendment No. 15                    File No. 811-5386   [X]

BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

2440 Pershing Road, G-15 Kansas City, Missouri  64108
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code (816)471-5200

Larry D. Armel, President, BABSON-STEWART IVORY INTERNATIONAL
FUND, INC. 2440 Pershing Road, G-15, Kansas City, Missouri  64108
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering October 31, 1997

It is proposed that this filing become effective:

  X   on October 31, 1997 pursuant to paragraph (b) of rule 485

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and will file its required Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1998, by August 30, 1998

Please address inquiries      and carbon copy of all
and communications to:        communications to:
  John G. Dyer, Esq.            Mark H. Plafker, Esq.
  Babson-Stewart Ivory          Stradley, Ronon, Stevens & Young
  International Fund, Inc.      2600 One Commerce Square
  2440 Pershing Road, G-15      Philadelphia, PA  19103-7098
  Kansas City, MO  64108          Telephone: (215) 564-8024
  Telephone: (816) 471-5200

          BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                      CROSS REFERENCE SHEET

Form N-1A Item Number                      Location in Prospectus

Item 1.  Cover Page  . . . . . . . . . . . Cover Page

Item 2.  Synopsis  . . . . . . . . . . . . Not Applicable

Item 3.  Condensed Financial Information . Per Share Capital and
                                           Income Changes

Item 4.  General Description of  . . . . . Investment Objective
         Registrant                        and Portfolio
                                           Management Policy

Item 5.  Management of the Fund  . . . . . Officers & Directors;
                                           Management and
                                           Investment Counsel

Item 6.  Capital Stock and Other . . . . . How to Purchase
         Securities                        Shares; How to Redeem
                                           Shares; How Share
                                           Price is Determined;
                                           General Information
                                           and History;
                                           Dividends,
                                           Distributions and
                                           their Taxation

Item 7.  Purchase of Securities  . . . . . Cover Page; How to
         being Offered                     Purchase Shares;
                                           Shareholder Services

Item 8.  Redemption or Repurchase  . . . . How to Redeem Shares

Item 9.  Pending Legal Proceedings . . . . Not Applicable

                                           Location in Statement
                                           of Additional
Form N-1A Item Number                      Information

Item 10.  Cover Page . . . . . . . . . . . Cover Page

Item 11.  Table of Contents  . . . . . . . Cover Page

Item 12.  General Information and  . . . . General Information
          History                          and History

Item 13.  Investment Objectives and  . . . Investment Objectives
          Policies                         and Policies;
                                           Investment
                                           Restrictions

Item 14.  Management of the Fund  . . . . . Officers and
                                            Directors; Management
                                            and Investment
                                            Counsel

Item 15.  Control Persons and Principal . . Holders of
                                            Securities;
                                            Management and
                                            Investment
                                            Counsel; Officers and
                                            Directors

Item 16.  Investment Advisory and . . . . . Management and
          other Services                    Investment Counsel

Item 17.  Brokerage Allocation  . . . . . . Portfolio
                                            Transactions

Item 18.  Capital Stock and Other . . . . . General Information;
          Securities                        Financial Statements

Item 19.  Purchase, Redemption and  . . . . How Share Purchases
          Pricing of Securities Being       are Handled;
          Offered                           Redemption of Shares;
                                            Financial Statements

Item 20.  Tax Status  . . . . . . . . . . . Dividends,
                                            Distributions and
                                            their Taxation

Item 21.  Underwriters  . . . . . . . . . . How the Fund's Shares
                                            are Distributed

Item 22. Calculation of Yield Quotations . Performance Measures of Money Market Fund

Item 23.  Financial Statement . . . . . . . Financial Statements

BABSON-
STEWART IVORY
INTERNATIONAL
FUND


Prospectus
October 31, 1997


A no-load mutual fund invested
primarily in equities of established
companies outside the United States.


JONES & BABSON
MUTUAL FUNDS


PROSPECTUS
October 31, 1997

BABSON-STEWART IVORY
INTERNATIONAL FUND, INC.

Managed and Distributed By:
JONES & BABSON, INC.

BMA Tower
700 Karnes Blvd.
Kansas City, Missouri 64108-3306

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 751-5900


Investment Counsel:
BABSON-STEWART IVORY INTERNATIONAL
Cambridge, Massachusetts

INVESTMENT OBJECTIVE

A no-load diversified mutual fund that seeks a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United States. The Fund diversifies its investments among various countries and a number of different industries. (See "Investment Objective and Portfolio Management Policy" on page 4 of this prospectus.) There is no guarantee that the Fund's objective will be achieved. (For a discussion of special risk considerations see page 5 of this prospectus.)

PURCHASE INFORMATION


Minimum Investment
Initial Purchase (unless Automatic Monthly)                  $   2,500
Initial IRA and Uniform Transfers (Gifts)
  to Minors Purchases (unless Automatic Monthly)             $     250
Subsequent Purchase (unless Automatic Monthly):
  By Mail or Telephone Purchase (ACH)                        $     100
  By Wire                                                    $   1,000
Automatic Monthly Purchases:
  Initial                                                    $    100
  Subsequent                                                 $     50


Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 distribution charges. If you need further information, please call the Fund at the telephone numbers indicated.

ADDITIONAL INFORMATION
This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Fund may obtain a copy without charge by writing or calling the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

								  Page

Fund Expenses                                                      2
Financial Highlights                                               3
Investment Objective and
Portfolio Management Policy                                        4
Special Risk Considerations                                        5
Investment Restrictions                                            6
Performance Measures                                               6
How to Purchase Shares                                             7
Initial Investments                                                7
Investments Subsequent to Initial Investment                       7
Telephone Investment Service                                       8
Automatic Monthly Investment Plan                                  8
How to Redeem Shares                                               8
Systematic Redemption Plan                                        10
How to Exchange Shares Between Funds                              11
How Share Price is Determined                                     11
Officers and Directors                                            12
Management and Investment Counsel                                 12
Custodian                                                         13
General Information and History                                   13
Dividends, Distributions and Their Taxation                       14
Shareholder Services                                              14
Shareholder Inquiries                                             15


		BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
			     FUND EXPENSES

Shareholder Transaction Expenses
  Maximum sales load imposed on purchases                         None
  Maximum sales load imposed on reinvested dividends              None
  Deferred sales load                                             None
  Redemption fee                                                  None
  Exchange fee                                                    None
Annual Fund Operation Expenses
  (as a percentage of average net assets)
  Management fees                                                 .95%
  12b-1 fees                                                      None

  Other expenses                                                  .24%
Total Fund operating expenses                                    1.19%


You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


		       1 Year  3 Year  5 Year  10 Year
			$12     $38     $65     $144

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended June 30, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS


The following financial highlights for the nine fiscal years ended June 30, 1997, and the period from inception (December 7, 1987) to June 30, 1988, have been derived from audited financial statements of Babson-Stewart Ivory International Fund, Inc. Such information should be read in conjunction with the financial statements of the Fund and the report of Arthur Andersen LLP, independent public accountants, appearing in the June 30, 1997, Annual Report to Shareholders which is incorporated by reference in this prospectus. The information for the periods ended June 30, 1992, and prior is not covered by the report of Arthur Andersen LLP.

						  1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
Net asset value, beginning of year             $ 18.04 $ 15.96 $ 16.41 $ 13.97 $ 13.68 $ 11.65 $ 13.18 $ 10.77 $  9.65 $ 10.00
  Income from investment operations:
    Net investment income (loss)                  0.07    0.07    0.16    0.05    0.11    0.13    0.13    0.05    0.06  (0.09)
    Net gains or losses on securities and
      foreign currency transactions
      (both realized and unrealized)              1.70    2.85    0.23    3.01    0.30    2.03  (1.39)    2.46    1.41  (0.26)
Total from investment operations                  1.77    2.92    0.39    3.06    0.41    2.16  (1.26)    2.51    1.47  (0.35)
  Less distributions:
    Dividends from net
      investment income                         (0.05)  (0.08)  (0.17)  (0.04)  (0.09)  (0.13)  (0.12)  (0.04)  (0.05)     -
    Distributions from capital gains            (0.23)  (0.65)  (0.67)  (0.58)  (0.03)    -*    (0.15)  (0.06)  (0.30)     -
    Distributions in excess of realized
      capital gains                                -    (0.11)     -       -       -       -       -       -       -       -
  Total distributions                           (0.28)  (0.84)  (0.84)  (0.62)  (0.12)  (0.13)  (0.27)  (0.10)  (0.35)     -
Net asset value, end of year                   $ 19.53 $ 18.04 $ 15.96 $ 16.41 $ 13.97 $ 13.68 $ 11.65 $ 13.18 $ 10.77 $  9.65

Total return                                       10%     19%      3%     22%      3%     19%   (10)%     23%     15%    (4)%

Ratios/Supplemental Data
Net assets, end of year (in millions)          $   111 $   80  $    65 $    47 $    32 $    18 $    12 $    11 $     4 $     2
Ratio of expenses to average
  net assets                                     1.19%   1.26%   1.30%   1.32%   1.57%   1.58%   1.75%   1.75%   2.68% 4.77%**
Ratio of net investment income
  (loss) to average net assets                   0.47%   0.44%   1.13%   0.34%   0.88%   1.16%   1.10%   0.36%   0.62% (2.41)%**
Portfolio turnover rate                            40%     33%     37%     60%     49%     44%     52%     42%     40% 18%**
***Average commission paid
per equity share traded                        $ .0242 ****-       -       -       -       -       -       -       -       -

*Capital gain distribution of .0003 not significant for per share table. **Ratios for this initial period of operations are annualized.
***Disclosure required for fiscal years beginning after September 1, 1995. ****Represents total dollar amount of commissions paid on security transactions divided by total number of security shares purchased and sold for which commissions were paid.


INVESTMENT OBJECTIVE AND PORTFOLIO MANAGEMENT POLICY

Babson-Stewart Ivory International Fund is a no-load open-end, diversified management investment company, commonly known as a mutual fund. The Fund seeks a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United States. The Fund will use the portfolio management policies described below to generate a favorable total return consisting of interest, dividend and other current income and appreciation in the value of the Fund's portfolio securities by investing in equity securities which offer good growth potential and in many cases pay dividends. The Fund will look at such factors as the location of the company's assets, personnel, sales and earnings, to determine whether a company's primary business is carried on outside the United States. The Fund diversifies its investments among various countries and a number of different industries. There is no guarantee that the Fund's objective will be achieved. Investments in international securities markets involve risks in addition to those risks associated with investments in the United States (see "Special Risk Considerations"). Therefore, the Fund should be considered only as a means for international diversification and not as a complete investment program. The Fund is designed for long-term investors who are able to accept the risks of international investing. The Fund's investment objective and policy as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

The Fund is designed to provide investors with a diversified participation in international businesses. Over the years, some foreign businesses have been especially successful in their particular industries and some foreign stock markets have outperformed the American markets. Foreign securities markets do not always move in parallel with the U.S. securities markets, so investing in international securities can provide diversification advantages. Because the securities in which the Fund invests trade primarily in foreign markets, any rise or fall of the U.S. dollar in relation to foreign currencies will affect their U.S. dollar value and thereby will affect the investment performance of the Fund. A change in the value of any foreign currency relative to the dollar will result in a corresponding change in the dollar value of Fund assets denominated or traded in that currency.

The Fund primarily invests in equity securities of seasoned companies which are listed on foreign stock exchanges and which the investment counsel considers to have attractive characteristics in terms of profitability, growth and financial resources. "Seasoned" and "established" companies are those companies which, in the opinion of the investment counsel, are known for the quality and acceptance of their products or services and for their ability to generate profits and in many cases pay dividends. The Fund may invest in fixed-income securities of foreign governments or companies when the investment counsel believes that prevailing market, economic, political or currency conditions warrant such investments. While most foreign securities are not subject to standard credit ratings, the investment counsel intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's Investors Service, Inc. or a BBB or higher rating by Standard and Poor's Corporation, based on available information, and taking into account liquidity and quality issues. Securities rated BBB or Baa are considered to be medium grade and may have speculative characteristics. From time to time the Fund may purchase American Depository Receipts ("ADR's"), which represent foreign securities traded on U.S. exchanges or in the over-the-counter market, European Depository Receipts ("EDR's") and International Depository Receipts ("IDR's"), in bearer form, which are designed for use in European and other securities markets. The Fund may invest in securities which are not listed on an exchange. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

In order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange which one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three foreign countries. Generally, the Fund does not intend to invest more than 35% of its total assets in any one particular country. However, the Fund may, at times, temporarily invest a substantial portion of its assets in one or more of such countries if economic and business conditions warrant such investments.

From time to time, the Fund may invest in companies located in developing countries. A developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Compared to investment in the United States and other developed countries, investing in the equity and fixed income markets of developing countries involves exposure to relatively unstable governments, economic structures that are generally less mature and based on only a few industries and securities markets which trade a small number of securities. Prices on securities exchanges in developing countries tend to be more volatile than those in developed countries. The Fund will not invest more than 20% of its total assets in companies located in developing countries.

Under normal circumstances the Fund will invest at least 65% of its assets in equity securities of foreign issuers. However, to meet the liquidity needs of the Fund or when the Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest all or a major portion of its assets in short-term debt securities denominated in U.S. dollars, including U.S. Treasury Bills and other securities of the U.S. government and its agencies, bankers' acceptances and certificates of deposit, meeting the quality ratings set forth under the heading "Investment Objectives and Policies" in the "Statement of Additional Information," as well as enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers which are collateralized by such securities. The Fund may also hold cash and time deposits in foreign banks, denominated in any major foreign currency.

Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Fund at cost plus an agreed-to interest rate within a specified time. A risk of repurchase agreements is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be temporarily impaired, and it subsequently might incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation. There is also the risk that the Fund may be delayed or prevented from exercising its rights to dispose of the collateral.


For the three years ended June 30, 1997, the total dollar amount of brokerage commissions paid by the Fund and the annual portfolio turnover rates were as follows:

			       Portfolio
	Fiscal    Brokerage     Turnover
	 Year    Commissions      Rate
	 1995    $  175,425       37%
	 1996    $  119,296       33%
	 1997    $  229,337       40%


SPECIAL RISK CONSIDERATIONS

Investing in foreign securities involves special risk considerations including those described herein which are not normally associated with investing in United States securities. These considerations include: changes in currency rates; exchange control regulations; costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to U.S. dollars); availability of less financial information than comparable United States companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on the New York Stock Exchange due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign stock exchanges which are generally higher than negotiated commissions on United States exchanges, in addition to less supervision and regulation of such exchanges; additional custodial costs associated with maintaining foreign portfolio securities; and the possibility of expropriation of assets; confiscatory taxation; imposition of withholding of taxes prior to payment of dividends or other distributions; political or social instability; or diplomatic developments which could affect United States investments in those countries. The Fund may invest in countries which are known to experience delays in settlements. Under such circumstances, the Fund pays for securities on the settlement date, even though physical delivery of the securities to the Fund's custodian will occur at a later date. The delay in settlement could result in losses to the Fund when it is unable to sell portfolio securities because the securities have not been delivered to the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth under the caption "Investment Objective and Portfolio Management Policy," the Fund is subject to certain other restrictions which may not be changed without approval of the lesser of: (1) at least 67% of the voting securities present at a meeting if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Among these restrictions, the more important ones are that the Fund will not purchase the securities of any one issuer, excluding obligations of the U.S. government, if more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would hold more than 10% of any class of securities of such issuer; the Fund will not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); and the Fund will not borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments; and provided further that any borrowings shall have asset coverage of at least 3 to 1. The Fund will not buy securities while borrowings are outstanding. The full text of these restrictions are set forth in the "Statement of Additional Information."

PERFORMANCE MEASURES

From time to time, the Fund may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information." A discussion of Fund performance is included in the Fund's Annual Report to Shareholders which is available from the Fund upon request at no charge.

Total Return

The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Morgan Stanley EAFE Index, an index of companies located in Europe, Australia and the Far East, or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance comparisons should not be considered as representative of the future performance of any Fund. Further information regarding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES


Shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306. For information call toll free 1-800-4-BABSON (1-800-422-
2766), or in the Kansas City area 751-5900. If an investor wishes to engage the services of any other broker to purchase (or redeem) shares of the Fund, a fee maybe charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.


You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at the Fund's net asset value (price) per share next effective after a purchase order and payment have been received by the Fund. In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be processed at the net asset value per share next effective after a purchase order has been received by the Fund.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of investors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc. will cover the loss.

INITIAL INVESTMENTS


Initial investments - By mail. You may open an account and make an investment by completing and signing the application which accompanies this prospectus. The minimum initial purchase is $2,500 unless your purchase is pursuant to an IRA or the Uniform Transfers (Gifts) to Minors Act, in which case the minimum initial purchase is $250. However, if electing the Automatic Monthly Investment Plan, the minimum initial purchase is reduced to $100 for all accounts. Make your check payable to UMB Bank, n.a. Mail your application and check to:

Babson-Stewart Ivory International Fund, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Initial investments - By wire. You may purchase shares of the Fund by wiring the purchase price ($2,500 minimum) through the Federal Reserve Bank to UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900 and provide it with the identity of the registered account owner, the registered address, the Social Security or Taxpayer Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:


UMB Bank, n.a.
Kansas City, Missouri, ABA #101000695
/CTR/BNF=State Street Bank & Trust,

Babson-Stewart Ivory International Fund, Inc./AC=987015-6105
OBI=(assigned Fund number and name
	in which registered)

A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds will be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT TO INITIAL INVESTMENT

You may add to your Fund account at any time in amounts of $100 or more if purchases are made by mail or telephone purchase (ACH), or $1,000 or more if purchases are made by wire. Automatic monthly investments must be in amounts of $50 or more.

Checks should be mailed to the Fund at its address, and make them payable to UMB Bank, n.a. Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the Babson Fund in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon instructions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

AUTOMATIC MONTHLY INVESTMENT PLAN


You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more for any account). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.


The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

HOW TO REDEEM SHARES


The Fund will redeem shares at the price (net asset value per share) effective after receipt of a redemption request in "good order." (See "How Share Price is Determined.") Shares can be redeemed by written request or if previously authorized by telephone toll free 1-800-4-BABSON(1-800-422-2766), or in the Kansas City area 751-5900.


All telephone requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including requests to redeem that accompany an address change) must be in writing. The request must be signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph privilege, you should carefully note the special requirements and limitations relating to these methods. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries, and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.


Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306. The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Determined.")


The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration except as hereinafter provided. These requirements may be waived by the Fund in certain in-stances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible Guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or (3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission. Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. If shares are redeemed in kind, the shareholders may incur brokerage costs when converting into cash. Additional details are set forth in the "Statement of Additional Information."

Due to the high cost of maintaining smaller accounts, the Board of Directors has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account,
(2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

A written request for redemption, together with an endorsed share certificate where a certificate has been issued, must be received by the Fund in order to constitute a valid tender for redemption. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund before a redemption request will be considered in "good order." In the case of certain institutions which have made satisfactory redemption arrangements with the Fund, redemption orders may be processed by facsimile or telephone transmission at net asset value per share next effective after receipt by the Fund.

(1) A written redemption request or stock assignment (stock power) containing the genuine signature of each registered owner exactly as the shares are registered, with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

(2) any outstanding stock certificates representing shares to be redeemed;

(3) signature guarantees as required (see Signature Guarantees); and

(4) any additional documentation which the Fund may deem necessary to insure a genuine redemption.


Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-
2766), or in the Kansas City area 751-5900, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.


All communications must include the Fund's name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 4:00 P.M. (Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds, but this charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs when converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the prospectus, and such valuation will be made as of the same time the redemption price is determined. Additional details are set forth in the "Statement of Additional Information."

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

You may revoke or change your plan to redeem all of your remaining shares at any time. Withdrawal payments will continue until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

HOW TO EXCHANGE SHARES BETWEEN FUNDS


Shareholders may exchange their Fund shares, which have been held in open account for 15 days or more, and for which good payment has been received, for identically registered shares of any other Babson Fund or Buffalo Fund which is legally registered for sale in the state of residence of the investor, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 or meets the minimum investment requirement of the Fund into which it is exchanged.


Effective at the close of business on January 31, 1992, the Directors of the Babson Enterprise Fund, Inc. took action to limit the offering of that Fund's shares. Babson Enterprise Fund, Inc. will not accept any new accounts, including IRAs and other retirement plans, until further notice, nor will Babson Enterprise Fund accept transfers from shareholders of other Babson Funds, who were not shareholders of record of Babson Enterprise Fund at the close of business on January 31, 1992. Investors may want to consider purchasing shares in Babson Enterprise Fund II, Inc. as an alternative.

To authorize the Telephone/Telegraph Exchange Privilege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time or without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon instructions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.


Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account, the number of shares or dollar amount to be redeemed for exchange, and the Fund into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Babson Fund or Buffalo Fund, you should review the prospectus of the Fund to be purchased, which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. Any exchange between Funds involves the sale of an asset. Unless the shareholder account is tax deferred, this is a taxable event.


HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The price at which new shares of the Fund will be sold and at which issued shares presented for redemption will be liquidated is computed once daily at 4:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security listed on a U.S. Exchange is valued at its last sale price on the exchange on the date as of which assets are valued. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the exchange rate in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern
Time), the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors. A list of the officers and directors of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc. was founded in 1960. It organized the Fund in 1987, and acts as its manager and principal underwriter. Pursuant to the current Management Agreement, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the independent public accountants and legal counsel; remuneration of officers, directors and other personnel; rent; shareholder services, including the maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration.

Not considered normal operating expenses, and therefore payable by the Fund, are fees for pricing services, custodian fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its officers or directors may be subject or a party thereto.


As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense Babson-Stewart Ivory International, a partnership formed in 1987, by David L. Babson & Co. of Cambridge, Massachusetts and Stewart Ivory & Company (International) Ltd., a wholly owned subsidiary of Stewart Ivory (Holdings), Ltd., of Edinburgh, Scotland, as its investment counsel to assist in the investment advisory function. David L. Babson & Co. Inc. is an investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. Stewart Ivory & Company (International) Ltd. and its predecessor organizations have been managing investments internationally from Edinburgh since 1873, when the first Scottish investment trust, The Scottish American Investment Company, PLC, was formed. It remains a client of the present day Stewart Ivory & Company Ltd. The partnership, Babson-Stewart Ivory International, has an experienced investment management staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of its services is included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the Manager and its investment counsel, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence, or reckless disregard of their duties. John G.L. Wright has been the portfolio manager of Babson-Stewart Ivory International Fund since its inception in 1988. He joined Stewart Fund Managers (which became Stewart-Ivory) in 1971, and has 29 years of international investment management experience.


As compensation for the services provided by Jones & Babson, Inc., the Fund pays Jones & Babson, Inc. a fee at the annual rate of 95/100 of one percent (.95%) of its average daily net assets.


The annual fee charged by Jones & Babson, Inc. is higher than the fees of most other investment advisers whose charges cover only investment advisory services with all remaining operational expenses absorbed directly by the Fund. Yet, it compares favorably with these other advisers when all expenses to Fund shareholders are taken into account. The fee, from which Jones & Babson, Inc. pays Babson-Stewart Ivory International a fee of 475/1000 of one percent (.475%) of average daily total net assets, is computed daily and paid semimonthly. The total expenses of the Fund for the fiscal year ended June 30, 1997, amounted to 119/100 of one percent (1.19%) of the average net assets. The cost of the services of Babson-Stewart Ivory International is included in the fee of Jones & Babson, Inc.


Certain officers and directors of the Fund are also officers or directors or both of other Babson Funds, Jones & Babson, Inc., David L. Babson & Co. Inc., Babson-Stewart Ivory International or Stewart Ivory (Holdings) Ltd. or its subsidiaries.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

Stewart Ivory (Holdings) Ltd. is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management.


The current Management Agreement between the Fund and Jones & Babson, Inc., which includes the Investment Counsel Agreement between Jones & Babson, Inc. and Babson-Stewart Ivory International, will continue in effect until October 31, 1998, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by the vote of a majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Each Agreement provides that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party, as required under the Investment Company Act of 1940.


CUSTODIAN

State Street Bank and Trust Company of Boston, Massachusetts is the custodian of the assets of the Fund. The names of the sub-custodians for foreign securities and a description of how they were selected are set forth under the heading "Custodian" in the "Statement of Additional Information."

GENERAL INFORMATION AND HISTORY

The Fund, incorporated in Maryland on October 2, 1987, and has a present authorized capitalization of 10,000,000 shares of $1 par value common stock. All shares are of the same class with like rights and privileges. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and non-assessable. The Fund may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Maryland Statutes permit registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may remove directors. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Directors." The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent public accountants; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use "Babson-Stewart Ivory" in its name so long as Babson-Stewart Ivory International, or an affiliate thereof, acts as its investment counsel. Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

The Fund pays dividends from net investment income, usually in June. Any capital gains realized during a fiscal year will be distributed with the fiscal year-end dividend in June. Dividend and capital gains distributions will be reinvested automatically in additional shares at the net asset value per share next computed and effective at the close of business on the day after the record date, unless the shareholder has elected on the original application, or by written instructions filed with the Fund, to have them paid in cash.

The Fund has qualified and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that the Fund will not be subject to Federal income tax to the extent that it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income will be taxable to shareholders as ordinary income, and may generally qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of the Fund, and regardless of the length of time Fund shares have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchange and redemption of Fund shares are taxable events for federal income tax purposes. Shareholders may also be subject to state and municipal taxes on such exchanges and redemptions. You should consult your tax adviser with respect to the tax status of distributions from the Fund in your state and locality.

The Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of the federal excise tax. To do so, the Fund expects to distribute during each calendar year an amount equal to: (1) 98% of its calendar year ordinary income; (2) 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending each October 31; and (3) 100% of any undistributed ordinary or capital gain net income from the prior fiscal year. Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date so long as the dividends are actually paid before February 1 of the following year.

To comply with IRS regulations, the Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Application, or on a separate form supplied by the Fund, that their Social Security or Taxpayer Identification Number provided is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.

The federal income tax status of all distributions will be reported to shareholders each January as a part of the annual statement of shareholder transactions. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Foreign Income Taxes. The investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty-reduced rates of tax where applicable. A full description of foreign income taxes is contained in the "Statement of Additional Information" under the heading "Foreign Income Taxes."

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:


Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.


Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or shareholders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. (See "Telephone Investment Service.")


Automatic Exchange - You may exchange shares from your account ($100 minimum) in any of the Babson Funds to an identically registered account in any other Babson Fund or Buffalo Fund, except Babson Enterprise Fund, Inc., according to your instructions. Monthly exchanges will be continued until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.


Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Keogh and corporate tax qualified retirement plans, as well as certain other investors who must maintain separate participant accounting records, may meet these needs through services provided by the Fund's manager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

Prototype Retirement Plans - Jones & Babson, Inc. offers a defined contribution prototype plan - The Universal Retirement Plan - which is suitable for all who are self-employed, including sole proprietors, partnerships, and corporations. The Universal Prototype includes both money purchase pension and profit-sharing plan options.


Individual Retirement Accounts - Also available is an Individual Retirement Account (IRA). The IRA uses the IRS model form of plan and provides an excellent way to accumulate a retirement fund which will earn tax-deferred dollars until withdrawn. An IRA may also be used to defer taxes on certain distributions from employer-sponsored retirement plans. You may contribute up to $2,000 of compensation each year ($4,000 if a spousal IRA is established), some or all of which may be deductible. Consult your tax adviser concerning the amount of the tax deduction, if any.


Simplified Employee Pensions (SEPs) - The Jones & Babson IRA may be used with IRS Form 5305-SEP to establish a SEP-IRA, to which the self-employed individual may contribute up to 15% of net earned income or $30,000, whichever is less. A SEP-IRA offers the employer the ability to make the same level of deductible contributions as a Profit-Sharing Plan with greater ease of administration, but less flexibility in plan coverage of employees.

SHAREHOLDER INQUIRIES


Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.


Shareholders may address written inquiries to the Fund at:

Babson-Stewart Ivory International Fund, Inc.

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306



AUDITORS

ARTHUR ANDERSEN LLP
Kansas City, Missouri

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG
Philadelphia, Pennsylvania

JOHN G. DYER
Kansas City, Missouri

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts

TRANSFER AGENT
JONES & BABSON, INC.
Kansas City, Missouri



Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors.

JONES & BABSON
MUTUAL FUNDS


BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900


1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com

JB3B    10/97


PART B

BABSON-STEWART IVORY
INTERNATIONAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION


October 31, 1997

	This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated October 31, 1997. To obtain the Prospectus please call the Fund toll-free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.


TABLE OF CONTENTS

	Page
Investment Objective and Policies	2
Portfolio Transactions	4
Investment Restrictions	5
Performance Measures	6
How the Fund's Shares Are Distributed	7
How Share Purchases Are Handled	7
Redemption of Shares	8
Signature Guarantees	8
Dividends, Distributions and Their Taxation	8
Management and Investment Counsel	9
How Share Price is Determined	10
Officers and Directors	10
Custodian	12
Independent Public Accountants	13
Other Jones & Babson Funds	14
Financial Statements	15


JB64	10/97

INVESTMENT OBJECTIVE
AND POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

Although Babson-Stewart Ivory International
Fund intends to invest its assets primarily in equity securities, for liquidity purposes, or if, in the judgment of the Investment Counsel, extremely abnormal conditions persist in the markets for such securities, management retains the authority to adopt a temporary defensive posture by investing in short-term debt securities, including securities of the U.S.
government, its agencies, authorities or instrumentalities (such as U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S.
government agencies or instrumentalities which are backed by the full faith and credit of the U.S.
Treasury or which are supported by the right of the issuer to borrow from the U.S. government), high quality commercial paper, bankers' acceptances and repurchase agreements with banks and brokers for U.S. government securities. Any repurchase agreements entered into by the Fund will be fully collateralized and marked-to-market daily.

Foreign Investments. Investors should
recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S.
Companies. Since the stocks of foreign
companies are frequently denominated in
foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.
The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As foreign companies are not generally
subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S.
Exchanges. In addition, it is expected that the expenses of custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the Fund's securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income.
Although in some countries a portion of these taxes are recoverable, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's portfolio.

Repurchase Agreements. The Fund may
invest in repurchase agreements with
commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities.
The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund
(including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreements and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment counsel of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 10% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of them. If the seller becomes insolvent and subject to liquidation or reorganization under the applicable bankruptcy or other laws, a bankruptcy court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Foreign Currency Transactions. The value of the assets of the Fund as measured in United
States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

The Fund may enter into forward foreign
currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.
The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transaction; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Investment Counsel
believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Investment Counsel does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Investment Counsel believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund.
The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities is added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the depreciation (appreciation) in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Fund will recognize the unrealized
appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

PORTFOLIO TRANSACTIONS

Fund transactions will be placed with a view to receiving the best price and execution. The
Fund does not intend to solicit competitive bids on each transaction. The Investment Counsel will monitor the performance of brokers which effect transactions for the Fund to check the rates of commission being paid by the Fund to brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Investment Counsel with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services and the Investment Counsel may knowingly pay commissions to such brokers that may be higher than another broker might charge, if in good faith the Investment
Counsel determines that the commissions paid are reasonable in relation to the brokerage and research services provided.

Although commissions paid on brokerage
transactions executed on United States
exchanges are currently on a negotiated basis, commissions on transactions executed on foreign exchanges are generally on a fixed basis.
The Investment Counsel endeavors to obtain the rate of such commission in good faith so as to achieve, in its judgment, the most favorable result available to the Fund under the circumstances of each transaction.

When it appears to be in the best interest of its shareholders, the Fund may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth in the Prospectus under the caption "Investment
Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund.

The Fund will not: (1) purchase the securities
of any one issuer, except the United States
government, if immediately after and as a result
of such purchase (a) the value of the holdings of
the Fund in the securities of such issuer exceeds
5% of the value of the Fund's total assets, or (b)
the Fund owns more than 10% of the
outstanding voting securities, or any other class
of securities, of such issuer; (2) engage in the
purchase or sale of real estate or commodities;
(3) underwrite the securities of other issuers; (4)
make loans to any of its officers, directors, or
employees, or to its manager, or general
distributor, or officers or directors thereof; (5)
make loans to other persons, except by the
purchase of debt obligations which are permitted
under its investment policy; (6) invest in
companies for the purpose of exercising control
of management; (7) purchase securities on
margin, or sell securities short; (8) purchase
shares of other investment companies except
shares of closed-end investment companies,
purchased in the open market at ordinary
broker's commission, but not in excess of 5% of
the Fund's assets, or investment company shares
acquired pursuant to a plan of merger or
consolidation; (9) invest in the aggregate more
than 5% of the value of its gross assets in the
securities of issuers (other than federal, state,
territorial, or local governments, or
corporations, or authorities established thereby),
which, including predecessors, have not had at
least three years' continuous operations nor
invest 	more than 25% of the Fund's assets in
any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;
(12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or (15) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

Although not fundamental policies subject to shareholder vote, the Fund may not engage in any of the following activities:

1.	Invest directly in oil, gas, or other mineral
exploration or development programs;

2.	Invest more than 5% of its total assets in
securities which are restricted as to future sale;

3.	Invest more than 5% of its total assets in
puts, calls, straddles, spreads, and any combination thereof (the Fund will engage in options transactions for hedging purposes only);
and

4.	Purchase warrants, valued at the lower of
cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock
Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

PERFORMANCE MEASURES

Total Return

The Fund's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

P(1+T)n	=	ERV

Where:	P	=	a hypothetical initial payment
of $1000

	T	=	average annual total return

	n	=	number of years

	ERV	=	Ending Redeemable Value of a
hypothetical $ 1000 payment
made at the beginning of the 1,
5, or 10 years (or other) periods
at the end of the 1, 5, or 10
years (or other) periods (or
fractional portions thereof);

The table below shows the average total return for the Fund for the specified periods.


For the one year	7/1/96-6/30/97	9.91%

For the five years		7/1/92-6/30/97	10.94%

From commencement
of operation to 6/30/97*		9.95%
_______________________________________
*	The Fund commenced operation on
December 7, 1987.

In spite of the strong performance of the U.S.
market over the past year, long-term
comparisons still show that rates of return in several international markets have outperformed the U.S. market in past years. Although past performance does not indicate future results, tables like the one below may be used to illustrate the performance of various national equity markets relative to that of the United
States.
World Stock Market Values
June 30, 1997

____________________________

(PIE CHART)

	Hong Kong	2.0%
	Others	9.8%
	Germany	4.4%
	USA	45.9%
	Switzerland	3.4%
	France	3.3%
	Japan	17.3%
	Netherlands	2.6%
	Canada	2.4%
	UK	9.5%
___________________________

Source: Morgan Stanley Capital International

Average Annual Total Returns
1987 - 1996
(In U.S. Dollars)

___________________________

(BAR CHART)

	Norway	13.6
	Denmark	14.3
	USA	15.3
	UK	15.8
	Ireland	16.7
	Netherlands	17.6
	Singapore	17.8
	Sweden	18.1
	Hong Kong	22.4
	Malaysia	22.5
___________________________

Source: UBS Phillips & Drew

Weights in MSCI World Market
Capitalization Index June 30, 1997

Weight as Percentage of Index

Australia	1.5
Austria	0.2
Belgium	0.6
Canada	2.4
Denmark	0.5
Finland	0.4
France	3.3
Germany	4.4
Hong Kong	2.0
Ireland	0.2
Italy	1.6
Japan	17.3
Malaysia	1.1
Netherlands	2.6
New Zealand	0.2
Norway	0.3
Singapore	0.5
Spain	1.2
Sweden	1.3
Switzerland	3.4
UK	9.5
USA	45.5
	100.0


Source: Morgan Stanley Capital International

HOW THE FUND'S SHARES
ARE DISTRIBUTED

Jones & Babson, Inc., as agent of the Fund, agrees to supply its best efforts as sole distributor of the Fund's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.


Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1998 and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Jones & Babson, Inc., also acts as sole
distributor of the shares of David L. Babson
Growth Fund, Inc., D.L. Babson Bond Trust,
D.L. Babson Money Market Fund, Inc., D.L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund,
Inc., Scout Balanced Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc. and AFBA Five Star Fund,
Inc.


HOW SHARE PURCHASES
ARE HANDLED

Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account. A duplicate copy of a past annual statement is available from Jones &
Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account.
There is no charge for the first certificate issued.
A charge of $3.50 will be made for any
replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, State Street Bank and Trust Company of Boston,
Massachusetts.

If an order to purchase shares must be
canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole
discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) for any period during which an emergency exists as a result of which
(a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange
Commission may by order permit for the
protection of the Fund's shareholders.

The Fund has elected to be governed by Rule
18f-1 under the Investment Company Act of
1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

Signature guarantees must appear together with the signature(s) of the registered owner(s), on:

(1)	a written request for redemption;

(2)	a separate instrument of assignment,
which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or

 (3)	all stock certificates tendered for
redemption.

DIVIDENDS, DISTRIBUTIONS
AND THEIR TAXATION

Whether taken in cash or reinvested, normally distributions are taxable to the shareholder during the current year unless the shareholder has a tax-exempt or tax-deferred status. Long-term capital gains distributions are taxable as long-term capital gains to the shareholder regardless of the length of time the shareholder has owned the Fund shares on which they were paid. Information concerning the source and taxability of distributions will be supplied shareholders at the time the annual summary of account is provided each January.

Any dividend or capital gains distribution reduces the net asset value per share by the per share amount of such distribution. With respect to shares purchased just before payment of a distribution, such distributions are in effect a return of capital but are taxable as income or capital gain to the shareholder unless the shareholder is otherwise exempt from taxes.

Foreign Income Taxes. Investment income
received by the Fund from sources within foreign countries such as non-United States companies may be subject to foreign income taxes withheld at the source. Many foreign countries have tax treaties with the U.S.
entitling the Fund to a reduced rate of or exemption from tax on such income. The effective rate of foreign tax cannot be determined in advance since the size of the Fund's investment within each of the foreign countries would not be known in advance.
Nevertheless, it is the Fund's intention to operate in a manner qualifying for treaty-reduced rates of tax where applicable.

If, as expected, more than 50% of the value of the Fund's total assets at the end of its fiscal year is represented by foreign securities, the Fund may file an election with the Internal Revenue
Service under Section 853 of the Internal
Revenue Code to "pass through" pro rata to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Under this election, shareholders will be required to: (a)
Include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (b) treat their pro rata share of foreign taxes as paid by them;
and (c) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as foreign tax credit against U.S.
income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of
(a) the foreign taxes paid, and (b) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the code, will not be able to claim a deduction, tax credit, or refund of foreign tax credits passed through.

MANAGEMENT AND
INVESTMENT COUNSEL


As a part of the Management Agreement,
Jones & Babson, Inc. employs at its own
expense Babson-Stewart Ivory International, a partnership formed in 1987 by David L. Babson
& Co. Inc. and Stewart Ivory & Company Ltd., as its investment counsel. David L. Babson &
Co. Inc. was founded in 1940 as a private investment research and counseling organization. David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts
Mutual Life Insurance Company. David L.
Babson & Co. Inc. participates with Jones &
Babson, Inc. in the management of nine Babson no-load mutual funds.


Stewart Ivory & Company Ltd. and its
predecessor organizations have been managing investments internationally since 1873. David L.
Babson & Co. Inc. has an experienced
investment analysis and research staff which eliminates the need for Jones & Babson, Inc.
and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The costs of the services of Babson-Stewart Ivory International are included in the services of Jones & Babson, Inc.

As compensation for its services, the Fund pays Jones & Babson, Inc. a fee at the annual rate of 95/100 of 1% (.95%) of its average daily net assets. The fee, from which Jones & Babson, Inc. pays Babson-Stewart Ivory International a fee of 475/1000 of 1% (.475%) of average daily total net assets, is computed daily and paid semimonthly.


The aggregate management fees paid to Jones
& Babson, Inc. during the most recent fiscal year ended June 30, 1997, from which Jones &
Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund was $857,963. The annual fee charged by Jones &
Babson, Inc. covers all normal operating costs of the Fund.

The cost of the services of Babson-Stewart
Ivory International is included in the services of Jones & Babson, Inc. During the most recent fiscal year ended June 30, 1997 Jones & Babson,
Inc. paid Babson-Stewart Ivory International fees amounting to $428,982.


HOW SHARE PRICE IS DETERMINED

	The net asset value per share of the
Fund portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors of the Fund sets at least annually, except for days on which changes in the value of the Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

New Year's Day	January 1
Presidents' Holiday	Third Monday
	in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday
	in September
Thanksgiving Day	Fourth Thursday
	in November
Christmas Day	December 25

Trading in securities on European and Far
Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in the U.S. (Eastern Time). In addition,
European and Far Eastern securities trading


generally or in a particular country or countries may not take place on all days on which the Fund is open for business. Furthermore, trading takes place in Japanese markets on certain
Saturdays and in various foreign markets on days which are not days on which the Fund is open for business and on which the Fund's net asset value is not calculated.

OFFICERS AND DIRECTORS


The Fund is managed by Jones & Babson, Inc.
subject to the supervision and control of the Board of Directors. The following table lists the Officers and Directors of the Fund. Unless noted otherwise, the address of each Officer and Director is BMA Tower, 700 Karnes Blvd.,
Kansas City, Missouri 64108-3306. Except as indicated, each has been an employee of Jones &
Babson, Inc. for more than five years.

*	Larry D. Armel, President and Director
(55).  President and Director, Jones & Babson,
Inc., David L. Babson Growth Fund, Inc., D.
L. Babson Money Market Fund, Inc., D. L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise
Fund II, Inc., Babson Value Fund, Inc.,
Shadow Stock Fund, Inc., Scout Stock Fund,
Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Buffalo Balanced Fund, Inc.,
Buffalo Equity Fund, Inc., Buffalo High Yield
Fund, Inc., Buffalo USA Global Fund, Inc.;
President and Trustee, D. L. Babson Bond
Trust; Director, AFBA Five Star Fund, Inc.

Stephen W. Harris, Director (76).  Private
Investor, 6100 Reinhardt Dr., Fairway,
Kansas 66205.

_____________________________________

*	Directors who are interested persons as
that term is defined in the Investment
Company Act of 1940, as amended.

James T. Jensen, Director (68).  Chief
Executive Officer, Jensen Associates, Inc., 129
South Street, Third Floor, Boston,
Massachusetts 02111.

Richard J. Phelps, Director (69). Chairman,
Phelps Industries, Inc., 122 Quincy Shore Drive,
Quincy, Massachusetts 02171.  Trustee, The
DLB Fund Group; Director, Superior Pet
Products (Aust.) Pty. Ltd. and Superior Pet
Products, Ltd. (England); Member, Board of
Overseers, Tufts University School of Veterinary
Medicine.

William H. Russell, Director (74).  Financial
Consultant, 645 West 67th Street, Kansas City,
Missouri 64113; formerly, Vice President,
Sprint; Director, David L. Babson Growth Fund,
Inc., D. L. Babson Money Market Fund, Inc., D.
L. Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc.; Trustee,
D. L. Babson Bond Trust.

P. Bradley Adams, Vice President and
Treasurer (37).  Vice President and Treasurer,
Jones & Babson, Inc., David L. Babson Growth
Fund, Inc., D.L. Babson Money Market Fund,
Inc., D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., D.L. Babson
Bond Trust, Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund,
Inc., Scout Balanced Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc.; Vice President and Chief
Financial Officer, AFBA Five Star Fund, Inc.

Michael A. Brummel, Vice President,
Assistant Secretary and Assistant Treasurer
(40).  Vice President, Jones & Babson, Inc.,
David L. Babson Growth Fund, Inc., D.L.
Babson Money Market Fund, Inc., D.L. Babson
Tax-Free Income Fund, Inc., Babson Enterprise
Fund, Inc., Babson Enterprise Fund II, Inc.,


Babson Value Fund, Inc., Shadow Stock Fund,
Inc., D.L. Babson Bond Trust, Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc.

Martin A. Cramer, Vice President and
Secretary (47).  Vice President and Secretary,
Jones & Babson, Inc., David L. Babson Growth
Fund, Inc., D.L. Babson Money Market Fund,
Inc., D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., D.L. Babson
Bond Trust, Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund,
Inc., Scout Balanced Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc.; Secretary and Assistant Vice
President, AFBA Five Star Fund, Inc.

Constance E. Martin, Vice President (36).
Assistant Vice President, Jones & Babson, Inc.;
Vice President, David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., D.L. Babson
Bond Trust, Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund,
Inc., Scout Balanced Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc.

Ronald E. Gwozdz, Vice President (58).
Executive Vice President and Director, David L.
Babson & Co. Inc., One Memorial Drive,
Cambridge, Massachusetts 02142; President and Trustee, The DLB Fund Group; Managing
Director, Babson-Stewart Ivory International.

Remuneration of Officers and Directors.
None of the officers or directors will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.


COMPENSATION TABLE


                              Pension or         Estimated     Total
                Aggregate     Retirement         Annual        Compensation
Name of         Compensation  Benefits Accrued   Benefits      From All Babson
Director        From the      As Part of Fund    Upon          Funds Paid to
                Fund          Expenses           Retirement    Directors**
______________  ____________ ________________   ___________    _____________
Larry D. Armel*     --             --            --           --
Stephen W. Harris   $3,625         --            --           $3,625
James T. Jensen     $3,625         --            --           $3,625
Richard J. Phelps   $3,500         --            --           $3,500
William H. Russell  $3,625         --            --           $7,625

______________  ____________ ________________   ___________    _____________

*	As  an "interested director," Mr. Armel received no compensation for his services as a director.
**	The amounts reported in this column reflect the total compensation paid to Messrs. Harris, Jensen and Phelps for services as directors of one Babson Fund and to Mr. Russell for services as a director of nine Babson Funds during the fiscal year ended June 30, 1997. Directors' fees are paid by the Funds' manager and not by the Funds themselves.


Messrs. Harris, Jensen, Phelps, and Russell have no financial interest in, nor are they affiliated with either Jones & Babson, Inc. or Babson-Stewart Ivory International.

The Audit Committee of the Board of
Directors is composed of Messrs. Harris, Jensen,
Phelps and Russell.

The Officers and Directors of the Fund as a group own less than 1% of the Fund.

The Fund will not hold annual meetings
except as required by the Investment Company
Act of 1940 and other applicable laws. The
Fund is a Maryland corporation. Under
Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25 percent of all the votes entitled to be cast at the meeting.
The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.
To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, State Street Bank and Trust Company of Boston, Massachusetts and the subcustodian set forth below. This means the bank, rather than the Fund, has possession of the Fund's cash and securities. The custodian bank is not responsible for the Fund's investment management or administration. But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the Fund.

Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Directors following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund;
the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located;
and further risks of potential nationalization or expropriation of Fund assets.


Sub-custodians: the sub-custodians may differ from time to time depending upon the countries in which the Fund has invested. Currently the subcustodians include: Citibank, N.A.
(Argentina), Westpac Banking Corporation
(Australia), GiroCredit Bank Aktiengesellschaft der Sparkassen (Austria), The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)
(Bahrain), Standard Chartered Bank
(Bangladesh), Generale Bank (Belgium), The
Bank of Bermuda Limited (Bermuda), Barclays
Bank of Botswana Limited (Botswana),
Citibank, N.A. (Brazil), Canada Trustco
Mortgage Company (Canada), Citibank, N.A.
(Chile), The Hongkong and Shanghai Banking
Corporation Limited, Shanghai and Shenzhen branches (People's Republic of China), Cititrust
Colombia S.A. Sociedad Fiduciaria (Colombia),
Barclays Bank PLC Cyprus Offshore Banking
Unit (Cyprus), Ceskoslovenska Obchodni
Banka, A.S. (Czech Republic), Den Danske
Bank (Denmark), Citibank, N.A. (Ecuador),
National Bank of Egypt (Egypt), Merita Bank
Limited (Finland), Banque Paribas (France),
Dresdner Bank AG (Germany), Barclays Bank of Ghana Limited (Ghana), National Bank of
Greece S.A. (Greece), Standard Chartered Bank
(Hong Kong), Citibank Budapest Rt. (Hungary),
Deutsche Bank AG and The Hongkong and
Shanghai Banking Corporation Limited (India),
Standard Chartered Bank (Indonesia), Bank of
Ireland (Ireland), Bank Hapoalim B.M. (Israel),
Banque Paribas (Italy), Societe Generale de
Banques en Cote d'Ivoire (Ivory Coast), The
Daiwa Bank, Limited, The Fuji Bank, Limited, and The Sumitomo Trust & Banking Co., Ltd.
(Japan), The British Bank of the Middle East (as delegate of the Hongkong and Shanghai
Banking Corporation Limited) (Jordan),
Barclays Bank of Kenya Limited (Kenya),
SEOULBANK (Republic of Korea), The British
Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation
Ltd.) (Lebanon), Standard Chartered Bank
Malaysia Berhad (Malaysia), The Hongkong and Shanghai Banking Corporation Limited
(Mauritius), Citibank Mexico, S.A. (Mexico),
Banque Commerciale du Maroc (Morocco),
MeesPierson N.V. (Netherlands), ANZ Banking
Group (New Zealand) Limited (New Zealand),
Christiania Bank og Kreditkasse (Norway), The
British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking
Corporation Limited) (Oman), Deutsche Bank
AG (Pakistan), Citibank, N.A.(Peru), Standard
Chartered Bank (Philippines), Citibank Poland
S.A. (Poland), Banco Comercial Portugues
(Portugal), Credit Suisse First Boston, Zurich via Credit Suisse First Boston Limited, Moscow
(Russia), The Development Bank of Singapore
Ltd. (Singapore), Ceskoslovenska Obchodna
Banka A.S. (Slovak Republic), Standard Bank of South Africa Limited (South Africa), Banco
Santander, S.A. (Spain), The Hongkong and
Shanghai Banking Corporation Limited (Sri
Lanka), Barclays Bank of Swaziland Limited
(Swaziland), Skandinaviska Enskilda Banken
(Sweden), Union Bank of Switzerland
(Switzerland), Central Trust of China (Taiwan),
Standard Chartered Bank (Thailand), Citibank,
N.A. (Turkey), State Street Bank and Trust
Company (United Kingdom), Citibank, N.A.
(Uruguay), Citibank, N.A. (Venezuela),
Barclays Bank of Zambia Limited (Zambia),
Barclays Bank of Zimbabwe Limited
(Zimbabwe), State Street London Limited
(Euroclear), State Street London Limited
(Cedel).


INDEPENDENT PUBLIC
ACCOUNTANTS

The Fund's financial statements are examined annually by independent public accountants approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent public accountants to the shareholders for ratification.
Arthur Andersen LLP, P.O. Box 13406, Kansas
City, Missouri 64199, is the Fund's present independent public accountant.

Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

The Fund is one of nine no-load funds
comprising the Babson Mutual Fund Group
managed by Jones & Babson, Inc. in association with its Investment Counsel, Babson-Stewart
Ivory International. The other Funds are:

EQUITY FUNDS

DAVID L. BABSON GROWTH FUND,
INC. was organized in 1960, with the
objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long-term above-average growth of both earnings and dividends.

BABSON ENTERPRISE FUND, INC. was
organized in 1983, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies with market capital of $15 million to $300 million at the time of purchase. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. This Fund is currently closed to new shareholders.

BABSON ENTERPRISE FUND II, INC.
was organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market.
This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

BABSON VALUE FUND, INC. was
organized in 1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

SHADOW STOCK FUND, INC. was
organized in 1987, with the objective of long-term growth of capital that can be exposed to above-average risk in anticipation of greater-than-average rewards. The Fund expects to reach its objective by investing in small company stocks called "Shadow Stocks", i.e., stocks that combine the characteristics of "small stocks" (as ranked by market capitalization) and "neglected stocks" (least held by institutions and least covered by analysts).

FIXED INCOME FUNDS

D.L. BABSON BOND TRUST was
organized in 1944, and has been managed by Jones & Babson, Inc. Since 1972, with the objective of a high level of current income and reasonable stability of principal. It offers two portfolios Portfolio L and Portfolio S.

D. L. BABSON MONEY MARKET FUND,
INC. was organized in 1979, to provide
investors the opportunity to manage their money over the short term by investing in high-quality short-term debt instruments for the purpose of maximizing income to the extent consistent with safety of principal and maintenance of liquidity. It offers two portfolios - Prime and Federal. Money market funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that the funds will maintain a stable net asset value.

D. L. BABSON TAX-FREE INCOME
FUND, INC. was organized in 1979, to
provide shareholders the highest level of regular income exempt from federal income taxes consistent with investing in quality municipal securities. It offers three separate high-quality portfolios (including a money market portfolio) which vary as to average length of maturity. Income from the Tax-Free
Money Market portfolio may be subject to state and local taxes, as well as the Alternative Minimum Tax.

BUFFALO FUNDS

Jones & Babson also sponsors and manages the Buffalo Group of Mutual Funds. They are:

BUFFALO BALANCED FUND, INC. was
organized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

BUFFALO EQUITY FUND, INC. was
organized in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks.
Realization of dividend income is a secondary consideration.

BUFFALO HIGH YIELD FUND, INC. was
organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

BUFFALO USA GLOBAL FUND, INC.
was organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations.


A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., BMA
Tower, 700 Karnes Blvd., Kansas City, MO
64108-3306.


Jones & Babson, Inc. also sponsors seven mutual funds which especially seek to provide services to customers of affiliate banks of UMB
Financial Corporation. They are Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc. and Scout
Balanced Fund, Inc.


Jones & Babson, Inc. also sponsors the AFBA
Five Star Fund, Inc.

FINANCIAL STATEMENTS

The audited financial statements of the Fund which are contained in the June 30, 1997, Annual Report to Shareholders, are incorporated herein by reference.

                                PART C

                          OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          Herewith are all financial statements and exhibits filed as a part of this registration statement:

          (a)  Financial Statements:

               Included in Part A - Prospectus:

                    Per Share Capital and Income Changes

               Included in Part B - Statement of Additional
               Information:

                    The audited financial statements contained in the most recent Annual Report to Shareholders of Babson-Stewart Ivory International Fund, Inc., are incorporated by reference into Part B. of this Registration Statement.

               Included in Part C - Other Information:

                    Consents of Independent Public Accountants Arthur Andersen & Co.


          (b) *(1)  Registrant's Articles of Incorporation.

              *(2)  Registrant's Bylaws.

               (3) Not applicable, because there is no voting trust agreement.

              *(4) Specimen copy of each security to be issued by the registrant.

              *(5)  (a)  Form of Management Agreement between
                         Jones & Babson, Inc. and the Registrant.

                    (b)  Form of Investment Counsel Agreement
                         between Jones & Babson, Inc. and Babson-
                         Stewart Ivory International.

              *(6) Form of principal Underwriting Agreement between Jones & Babson, Inc. and the
                    Registrant.

               (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

              *(8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.

               (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others.

              (10) Opinion and consent of counsel as to the legality of the registrant's securities being registered. (To be supplied annually pursuant to Rule 24f-2 of the Investment Company Act of 1940.)

             *(11)  The consent of Arthur Andersen & Co.,
                    Independent Public Accountants.

              (12)  Not applicable.

             *(13) Letter from contributors of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.

             *(14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities.

              (15)  Not applicable.

             *(16)  Schedule for computation of performance
                    quotations.

             *(17)  Copies of Powers of Attorney pursuant to Rule
                    402(c).

*Previously filed and incorporated herein by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE
          REGISTRANT.

          NONE

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

          The number of record holders of each class of securities of the Registrant as of October 17, 1997, is as follows:

                (1)                     (2)
          Title of class      Number of Record Holders

Common stock $1.00 par value            2,615

Item 27.  INDEMNIFICATION.

          Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

               (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

              (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

                    No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          As permitted by Article NINTH, sub-paragraph (F), of the company's Articles of Incorporation and subject to the restrictions under section 2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          The principal business of Jones & Babson, Inc. is the management of the Babson and UMB groups of mutual funds. It also has expertise in the tax and pension plan field. It supervises a number of prototype and profit sharing plan programs sponsored by various organizations eligible to be prototype plan sponsors.

          The principal business of Babson-Stewart Ivory International is to provide investment counsel and advice.

Item 29.  PRINCIPAL UNDERWRITERS.

          (a) Jones & Babson, Inc., the only principal underwriter of the Registrant, also acts as principal underwriter for the David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Babson Enterprise Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., D.L. Babson Bond Trust, UMB Stock Fund,

               Inc., UMB Bond Fund, Inc., Shadow Stock Fund, Inc., UMB Money Market Fund, Inc. and UMB Tax-Free Money Market Fund, Inc. and UMB Qualified Dividend Fund, Inc.

          (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:

Name and Principal       Position and Offices    Positions and Offices
Business Address         with Underwriter        with Registrant

Stephen S. Soden         Chairman and Director    None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Larry D. Armel           President and Director   President and
BMA Tower                                         Director
700 Karnes Blvd.
Kansas City, MO 64108-3306

Giorgio Balzer           Director                 None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert T. Rakich         Director                 None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Edward S. Ritter         Director                None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert N. Sawyer         Director                None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Vernon W. Voorhees       Director               None
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

P. Bradley Adams         Vice President         Vice President
700 Karnes Blvd.         and Treasurer          and Treasurer
Kansas City, MO 64108-3306

Michael A. Brummel       Vice President         Vice President
700 Karnes Blvd.
Kansas City, MO 64108-3306

Martin A. Cramer         Vice President            Vice President

700 Karnes Blvd.         and Secretary             and Secretary
Kansas City, MO 64108-3306

Rui M. Moura             Vice President           None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Constance E. Martin      Asst. Vice President Vice President
700 Karnes Blvd.
Kansas City, MO 64108-3306

          (c) The principal underwriter does not receive any remuneration or compensation for the duties or services rendered to the Registrant pursuant to the principal underwriting Agreement.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of Jones & Babson, Inc., at Three Crown Center, 2440 Pershing Road, G-15, Kansas City, Missouri 64108.

Item 31.  MANAGEMENT SERVICES.

     All management services are covered in the management agreement between the Registrant and Jones & Babson, Inc., which is discussed in Parts A and B.

Item 32.  UNDERTAKINGS.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Kansas City, and State of Missouri on the 17th day of October, 1997.

                     BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
                                        (Registrant)

                                  By Larry D. Armel
                                     (Larry D. Armel, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment #14 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Larry D. Armel        President, Principal             October 17, 1997
Larry D. Armel        Executive Officer, and
                      Director

H. David Rybolt       Director                         October 17, 1997
H. David Rybolt*

William H. Russell    Director                         October 17, 1997
William H. Russell*

Francis C. Rood       Director                         October 17, 1997
Francis C. Rood*

P. Bradley Adams      Treasurer and Principal          October 17, 1997
P. Bradley Adams      Financial and Accounting Officer

                            *Signed pursuant to Power of Attorney

                             By   Larry D. Armel
                                  Attorney-in-Fact

                   REPRESENTATIONS OF COUNSEL

I assisted in the preparation of this Post Effective Amendment to the Fund's Registration Statement filed under the Securities Act of 1933 and the Amendment to the Fund's Registration Statement filed under the Investment Company Act of 1940. Based on my review it is my opinion that this amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

John G. Dyer           Attorney                        October 17, 1997
John G. Dyer